UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

BrightSpring Health Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 502 394-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2026, BrightSpring Health Services, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Holders of the Company’s common stock were entitled to one vote per share held as of the close of business on March 30, 2026 (the “Record Date”). A total of 186,457,085.30 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 96.53% of the voting power of the Company’s common stock as of the Record Date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 10, 2026.

Item 1 – Election of three Class II directors for a term of office expiring on the date of the annual meeting of stockholders in 2029 and until their respective successors have been duly elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Olivia Kirtley	155,275,089.02	26,506,002.77	4,675,993.51
Max Lin	138,696,145.79	43,084,946.00	4,675,993.51
Steve Miller	139,499,363.02	42,281,728.77	4,675,993.51

Item 2 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTE
186,201,223.30	154,899.00	100,963.00	0

Item 3 – Advisory, non-binding vote on the compensation of executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	BROKER NON-VOTE
179,321,575.79	2,338,742.00	120,774.00	4,675,993.51

Based on the foregoing votes, Olivia Kirtley, Max Lin and Steve Miller were elected as Class II directors and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

Date:	May 21, 2026	By:	/s/ Jennifer Phipps
		Name: Title:	Jennifer Phipps Executive Vice President and Chief Financial Officer